BLACKROCK FUNDS SM

BlackRock U.S. Insights Long/Short Equity Fund

(the “Fund”)

Supplement dated December 12, 2025 to the Statement of Additional Information (“SAI”) of the Fund dated September 26, 2025, as supplemented to date

On November 18, 2025, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of the Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on December 31, 2025, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about January 30, 2026 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

The following changes are made to the Fund’s SAI:

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

William Su, CFA, Linus Franngard, Travis Cooke, CFA and Simon McGeough are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Travis Cooke, CFA	30 $22.99 Billion	120 $22.46 Billion	16 $11.74 Billion	0 $0	5 $6.26 Billion	6 $4.00 Billion
Linus Franngard	4 $5.07 Billion	2 $6.50 Million	0 $0	0 $0	0 $0	0 $0
Simon McGeough	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
William Su	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

The sub-section entitled “Discretionary Incentive Compensation — Messrs. Su and McGeough and Ms. Bottinelli” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Messrs. Su and McGeough

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Simon McGeough	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index.
William Su, CFA	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The first paragraph of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Cooke, Franngard and Su are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

As of May 31, 2025, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
William Su, CFA	$50,001-$100,000
Linus Franngard	$10,001-$50,000
Travis Cooke, CFA	$100,001-$500,000
Simon McGeough	$10,001-$50,000

Shareholders should retain this Supplement for future reference.

SAI-INSLSE-1225SUP

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